Exhibit 10.44
Execution Version
[Name of Lender]
MUTUAL RELEASE AND CONSENT AGREEMENT
          This Mutual Release and Consent Agreement (the “Agreement”) is made and entered into as of July 31, 2007, by and among (i) EH/Transeastern, LLC (the “Operating Company”) and TE/TOUSA Senior, LLC (“TOUSA Senior”) as borrowers under the Senior Credit Agreement referred to below (“TOUSA Senior”, and together with the Operating Company, the “Borrowers”), (ii) TOUSA, Inc. f/k/a Technical Olympic USA, Inc. (“TOUSA”), TOUSA Homes, L.P., TE/TOUSA, LLC, TE/TOUSA Mezzanine Two, LLC and TE/TOUSA Mezzanine, LLC as transaction parties under said Senior Credit Agreement (together with the Borrowers, the “Transaction Parties”), (iii) the lender (the “Lender”) whose signature is provided below, one of the lenders party to the Senior Credit Agreement (as defined below) and (iv) The CIT Group/Business Credit, Inc., as administrative agent under such Senior Credit Agreement (in such capacity, the “Administrative Agent”). The Transaction Parties, the Lender and the Administrative Agent are each referred to herein as a “Party”, and collectively, the “Parties”. Capitalized terms not defined herein have the meanings provided for such terms in the Senior Credit Agreement (as defined below).
W I T N E S S E T H:
          WHEREAS, the Borrowers, certain lenders (including the Lender) and the Administrative Agent are parties to a Credit Agreement dated as of August 1, 2005 (as modified and supplemented and in effect on the date hereof, the “Senior Credit Agreement”);
          WHEREAS, the Borrowers and the Administrative Agent are or have been parties to (i) the single-count declaratory-judgment action filed in the Circuit Court for the Seventeenth Judicial District in and for Broward County, Florida by TOUSA, Inc. and TOUSA Homes, L.P. on November 28, 2006, styled Technical Olympic USA, Inc. v. Deutsche Bank Trust Company Americas et al., No. 06019157; (ii) the action commenced on November 29, 2006 by Deutsche Bank Trust Company Americas, in its capacity, among others, as Administrative Agent under the Senior Credit Agreement, in the Commercial Division of the Supreme Court of the State of New York, styled Deutsche Bank Trust Company Americas v. Technical Olympic USA, Inc., Index No. 06/604118 (the “New York Action”); and (iii) the action commenced by Deutsche Bank Securities Inc. on March 26, 2007, in the Commercial Division of the Supreme Court for the State of New York, County of New York, styled Deutsche Bank Securities Inc. v. Technical Olympic USA, Inc., EH/Transeastern, LLC and TE/TOUSA Senior, LLC, Index No. 600974/07 (collectively, the “Legal Actions”);
          WHEREAS, in connection with the Senior Credit Agreement, the Borrowers and various of the Transaction Parties, the lenders and the Administrative Agent have executed and delivered the Loan Documents under and as defined in the Senior Credit Agreement (such Loan Documents, including the Senior Credit Agreement, together with the various instruments, documents and other agreements, including amendments, executed in connection therewith or ancillary thereto, the “Senior Loan Documents”);

     WHEREAS, the Borrowers propose to repay in full the principal of and interest on and other amounts owing under the Senior Credit Agreement and, in that connection, have requested that (i) the Parties execute and deliver this Agreement and (ii) the Administrative Agent and the Issuing Lender execute and deliver a Pay-Off Letter in substantially the form attached hereto as Annex A and that the Lenders party to the Credit Agreement constituting the Required Lenders consent to such execution and delivery;
          NOW, THEREFORE, in consideration of the premises and mutual covenants and agreements set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:
          Section 1. Recitations. The foregoing recitations are true and correct and are incorporated herein by reference.
          Section 2. Non-Admission of Liability. Each Party denies any and all wrongdoing of any kind whatsoever on the part of itself, its subsidiaries, affiliates and any related corporations or entities, and any shareholders, officers, directors, agents, partners, or employees of any of the foregoing entities; and denies that it or any of the foregoing persons and entities has breached any agreement or violated any statute or provision of the common law of any jurisdiction. Nothing contained in this Agreement is or shall in any event be construed as or deemed to be an admission or concession of the merit or validity of any claims asserted by the lenders under the Senior Loan Documents in connection with the New York Action or otherwise.
          Section 3. Release by Lender Released Parties. Except as otherwise provided herein, the Lender on behalf of itself and each of its affiliates and associated and related entities and each of its successors, assigns, trustees, agents, and directors, officers, employees, executives, attorneys, advisors, accountants, representatives and shareholders of each of the foregoing (collectively, the “Lender Released Parties”) hereby forever releases and discharges the Transaction Parties and (i) each of their respective subsidiaries and affiliates and each of their respective successors, assigns, trustees, agents and (ii) the directors, officers, employees, executives, attorneys, advisors, accountants, representatives, and shareholders of each of the foregoing (the Persons listed in the foregoing clauses (i) and (ii) being herein collectively called “Transaction Released Parties”) from any and all claims, demands, rights, actions or causes of action, liabilities, damages, losses, obligations, judgments, suits, matters and indemnification claims of any kind or nature whatsoever, known or unknown, contingent or absolute, suspected or unsuspected, disclosed or undisclosed, hidden or concealed, matured or unmatured, which the Lender Released Parties ever had or have or may have at this time or any other time against any of the Transaction Released Parties arising out of or relating to (i) the Senior Loan Documents, including, without limitation, the Senior Credit Agreement; (ii) the Obligations, including, without limitation, the Carve-Out Guaranties and the Completion Guaranties; (iii) the acquisition of Transeastern Properties, Inc; (iv) the operation of TE/TOUSA, LLC, TE/TOUSA Mezzanine Two, LLC, TE/TOUSA Mezzanine, LLC, TOUSA Senior, and the Operating Company; and (v) the Legal Actions (collectively, the “Lender Claims”); provided, however, that the foregoing release shall not apply to any Lender Claims (including any Issuing Lender Claims) (A) arising pursuant to Section 2.3 (Issuance of Letters of Credit, to the extent set forth in the fifth paragraph of the Pay-Off Letter), Section 2.17 (Funding Indemnification), Section 2.18 (Taxes) or Section 9.14 (Indemnity) of the Senior Credit Agreement (collectively, the “Surviving Obligations”); (B) of such Lender in any capacity other than as a lender under the Senior Credit Agreement; or (C) arising under this Agreement or any document executed in connection herewith, including, without limitation, any claim relating to a Transaction Released Party’s breach of this Agreement or any document executed in connection therewith, or the enforcement of the provisions of such agreements or documents.
          Section 4. Release by the Transaction Released Parties. Except as otherwise provided herein, the Transaction Released Parties hereby forever release and discharge the Lender Released Parties from any and all claims, demands, rights, actions or causes of action, liabilities, damages, losses, obligations, judgments, suits, matters and indemnification claims of any kind or nature whatsoever, known or unknown, contingent or absolute, suspected or unsuspected, disclosed or undisclosed, hidden or concealed, matured or unmatured, which the Transaction Released Parties ever had or have or may have at this time or any other time against any of the Lender Released Parties, arising out of or relating to (i) the Senior Loan Documents, including, without limitation, the Senior Credit Agreement; (ii) the Obligations, including, without limitation, the Carve-Out Guaranties and the Completion Guaranties; (iii) the acquisition of Transeastern Properties, Inc; (iv) the operation of TE/TOUSA, LLC, TE/TOUSA Mezzanine Two, LLC, TE/TOUSA Mezzanine, LLC, TOUSA Senior, and the Operating Company; and (v) the Legal Actions (collectively, the “Transaction Party Claims”); provided, however, that the foregoing release shall not apply to any Transaction Party Claims (A) against such Lender in any capacity other than as a lender under the Senior Credit Agreement; or (B) arising under this Agreement or any document executed in connection therewith, including, without limitation, any claim relating to a Lender Released Party’s breach of this Agreement or any document executed in connection herewith, or the enforcement of the provisions of such agreements or documents.
          Section 5. Assumption of Surviving Obligations. By executing and delivering to the Administrative Agent a counterpart of this Agreement signed on behalf of TOUSA Senior, TOUSA Senior hereby assumes all Surviving Obligations and agrees to pay the same in the event that any thereof shall ever become payable.
          Section 6. Execution of Pay-Off Letter. The Lender hereby consents and agrees to the execution and delivery by the Administrative Agent of the Pay-Off Letter in substantially the form attached hereto as Annex A, and to the Administrative Agent’s taking the actions, and executing the documents and instruments referred to in the seventh paragraph of the Pay-Off Letter, including taking such actions, and executing and delivering such agreements, as shall be necessary to acknowledge the release of liens and termination of option agreements and the like in connection with the payment in full of the principal of and interest on and other amounts owing under the Senior Credit Agreement and the other transactions contemplated by the Pay-Off Letter.
          Section 7. Conditions. This Agreement shall become effective upon the satisfaction of the following conditions precedent:
     (a) each Party (and 100%, or such other number, of the other lenders under the Senior Credit Agreement as shall be determined by TOUSA in its sole discretion) executes and delivers to the Administrative Agent a counterpart of this Agreement signed on behalf of such Party and such other lenders (and the Administrative Agent, by its signature below, agrees to hold such counterparts on behalf of the Parties until the conditions set forth in this Section 7 are satisfied and, upon such satisfaction, to deliver one full set of counterparts hereof to the Operating Company on behalf of the Transaction Parties and one full set of counterparts hereof to the Lender);

     (b) all principal, interest and fees payable by the Borrowers to the Administrative Agent and the lenders under the Senior Credit Agreement shall have been paid in full and all outstanding Letters of Credit shall have been surrendered to the Issuing Lender for cancellation, or cover (either in the form of cash or a back-stop letter of credit) shall have been provided to the Issuing Lender, all in the manner specified in the Pay-off Letter dated July 31, 2007 being concurrently executed between the Borrower, the Issuing Lender and the Administrative Agent (the “Pay-Off Letter”); and
     (c) the Administrative Agent shall have advised each of the Parties that the conditions set forth in paragraph (a) and (b) above have been satisfied.
          Section 8. Termination. This Agreement shall terminate and be of no further force and effect unless the principal of and interest on and all other amounts owing under the Senior Credit Agreement (including the Senior Debt referred to below held by the Lender) shall have been repaid in full not later than the first to occur of:
     (a) notice from Citibank Global Market, Inc. that it is withdrawing the Commitment Letter dated May 15, 2007, pursuant to which it committed to provide an amended first lien credit facility and a new second lien credit facility to TOUSA; or is otherwise unable to effectuate the Refinancing contemplated therein (the “Refinancing”); or
     (b) July 31, 2007, provided that, with the consent of TOUSA, (i) the Administrative Agent may extend such date in its discretion to a date not later than August 31, 2007 and (ii) lenders under the Senior Credit Agreement holding in excess of 50% of the then aggregate outstanding principal amount of the Revolving Loans, Term Loans and Letter of Credit Exposure may extend such date in their discretion to a date not later than September 30, 2007.
          Section 9. Representations and Warranties.
          (a) Each Party. Each of the Parties severally represents and warrants to each of the other Parties that the following statements are true and correct as of the date hereof:
     (i) Power and Authority. It has all requisite power and authority to enter into this Agreement and to carry out the actions contemplated by, and perform its respective obligations under, this Agreement.
     (ii) Authorization. The execution and delivery of this Agreement and the performance of its obligations hereunder have been duly authorized by all necessary action on its part.
     (iii) No Conflicts. The execution, delivery and performance by it of this Agreement do not and shall not: (A) violate any provision of law, rule or regulation applicable to it or its certificate of incorporation or by-laws (or other organizational documents); or (B) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any material contractual obligation to which it is a party or under its certificate of incorporation or by-laws (or other organizational documents).

          (b) The Lender. The Lender represents and warrants to each of the other Parties that it is the sole beneficial owner, and/or the investment advisor or manager for the beneficial owner, of the principal amount of Revolving Loans and Term Loans and Letter of Credit Exposure set forth opposite its name on the signature page attached hereto (the “Senior Debt”), and in each case is entitled (for its own account or for the account of other Persons claiming through it) to all of the rights and economic benefits of such Revolving Loan principal, Term Loan principal and Letter of Credit Exposure.
          (c) The Transaction Parties. Each of the Transaction Parties severally represents and warrants to the Lender that it has not directly or indirectly paid any fee or other compensation, or provided any other form of consideration, to any other lender (or affiliate thereof) party to the Senior Credit Agreement to induce such other lender to execute a Mutual Release and Consent Agreement in the form hereof that is not also being paid or provided to the Lender hereunder in a ratable amount consistent with the amount of the Senior Debt held by the Lender.
          Section 10. Covenants. Upon execution of this Agreement and pending the Effective Time (as defined in the Pay-Off Letter), the Lender hereby agrees and covenants that, (i) it shall not, directly or indirectly, sell, pledge, hypothecate, or otherwise transfer any Senior Debt, or any option, right to acquire, or voting, participation or any other interest therein, except to a purchaser or other entity that represents that it will execute and deliver (and who does so execute and deliver) to TOUSA and the Lender within two business days of settlement of such trade or transfer an agreement in writing to assume and be bound by all of the terms of this Agreement with respect to the Senior Debt, including, without limitation, all of the releases provided for herein (which agreement shall include the representations and warranties set forth in Section 9 hereof) and (ii) it shall refrain from commencing any action, lawsuit or proceeding asserting any Lender Claim against any of the Transaction Parties, taking any action whatsoever, that would frustrate or otherwise impair the consummation of this Agreement
          Section 11. Discontinuance and Dismissal of Legal Actions and Foreclosure Proceedings. Upon execution of this Agreement, the Parties agree to (a) cease all litigation efforts or any other activity with respect to the Senior Loan Documents, including, without limitation, (i) the Legal Actions and (ii) any pending foreclosure proceeding (each, a “Foreclosure Proceeding”); and (b) pending this Agreement becoming final in accordance with Section 7 hereof, execute and submit any and all appropriate stipulations extending deadlines with respect to the Legal Actions or any Foreclosure Proceeding. Once this Agreement has become effective in accordance with Section 7 hereof, the Parties agree to take all actions necessary to dismiss and/or discontinue the Legal Actions and any Foreclosure Proceeding. It is understood and agreed that any such cessation or stipulation by the Administrative Agent shall be with prejudice only as to the Lender (and other Lenders that have executed a Mutual Release and Consent Agreement in the form hereof) and shall be without prejudice as to any other lender party to the Senior Credit Agreement.
          Section 12. Governing Law; Jurisdiction. This Agreement shall be governed by, and construed in accordance with, the law of the State of New York, regardless of the law that might otherwise govern under applicable principles of conflict of laws of the State of New York. By its execution and delivery of this Agreement, each of the Parties hereby irrevocably and unconditionally agrees, for itself and its property, to the nonexclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement, or for recognition or enforcement of any judgment, and each of the Parties hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the Parties agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that any Party may otherwise have to bring any action or proceeding relating to this Agreement against any other Party or its properties in the courts of any jurisdiction.
          Section 13. Entire Agreement. This Agreement and the Pay-Off Letter constitute the full and entire understanding and agreement among the Parties with regard to the subject matter hereof and supersedes all prior agreements with respect to the subject matter hereof.
          Section 14. Headings. The headings of the paragraphs and subparagraphs of this Agreement are inserted for convenience only and shall not affect the interpretation hereof.
          Section 15. Successors and Assigns. This Agreement is intended to bind and inure to the benefit of the Parties and their respective permitted successors and assigns.
          Section 16. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which shall constitute one and the same Settlement Agreement. Delivery of an executed signature page of this Agreement by facsimile or email shall be as effective as delivery of a manually executed signature page of this Settlement Agreement.
          Section 17. Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction and any such prohibited or unenforceable provision shall be deemed reformed and construed so that it will be valid, legal and enforceable and not prohibited to the maximum extent permitted by applicable law.
          Section 18. Third-Party Beneficiaries. Unless expressly stated herein, this Agreement shall be solely for the benefit of the Parties and no other person or entity shall be a third party beneficiary hereof.
          Section 19. Consideration. It is hereby acknowledged by the Parties hereto that, other than the agreements, covenants, representations and warranties set forth herein, no consideration shall be due or paid to any Party for its entry into this Agreement.
          Section 20. Receipt of Adequate Information; Representation by Counsel. Each Party acknowledges that it has received adequate information to enter into this Agreement and that it has been represented by counsel in connection with this Agreement. Accordingly, any rule of law or any legal decision that would provide any party with a defense to the enforcement of the terms of this Agreement against such party shall have no application and is expressly waived. The provisions of the Agreement shall be interpreted in a reasonable manner to effect the intent of the Parties.

          Section 21. Notices.
          (a) TOUSA shall immediately provide to the Administrative Agent (which shall promptly provide a copy thereof to the Lender) notice, pursuant to the terms hereof, of:
     (i) the receipt of any communication of the type described in Section 8(a) hereof, together with an actual copy of any such written communication; or
     (ii) the existence of any other fact or circumstance that would have a material adverse effect on TOUSA’s ability to consummate the Refinancing.
          (b) Any notice required or desired to be served, given, or delivered under this Agreement shall be in writing, and shall be deemed to have been validly served, given or delivered if provided by personal delivery or upon receipt of fax deliver as follows:
(i)	If to the Lender:

Attn: Jerome Sanzo The CIT Group/Business Credit, Inc. 595 Fifth Avenue New York, NY 10017 Facsimile: (212) 771-9610

with copies to:

Attn: Law Department – Business Credit The CIT Group/Business Credit, Inc. 595 Fifth Avenue New York, NY 10017 Facsimile: (212) 771-9520

Attn: Thomas Kreller Milbank, Tweed Hadley & McCloy LLP 601 South Figueroa Street. 30th Floor Los Angeles, CA 90017-5735 Facsimile: (213) 629-5063

(ii)	If to TOUSA:

Attn: Antonio B. Mon Attn: Paul Berkowitz TOUSA, Inc. 4000 Hollywood Boulevard Suite 500N Hollywood, FL 33021 Facsimile: (954) 364-4010

with copies to:

Attn: Paul M. Basta Kirkland & Ellis LLP 153 E. 53rd Street New York, NY 10022-4611 Facsimile: (212) 446-4900

          IN WITNESS WHEREOF, the Parties hereto have duly executed and delivered this Agreement as of the date first above written.

Senior Debt	Distressed High Yield Trading Ops. Fund Ltd, as a Lender under the Senior Credit Agreement
Revolving Loan Principal
$—
	By:	/s/ Mark Focht
Letter of Credit Exposure	Name:	Mark Focht
$—	Title:	COO

Term Loan Principal
$3.5MM

THE CIT GROUP/BUSINESS CREDIT, INC, as Administrative Agent under the Senior Credit Agreement

By:

Name:

Title:

EH/TRANSEASTERN, LLC, as Borrower under the Senior Credit Agreement

By:

Name:

Title:

TE/TOUSA SENIOR LLC, as Borrower under the Senior Credit Agreement

By:

Name:

Title:

          IN WITNESS WHEREOF, the Parties hereto have duly executed and delivered this Agreement as of the date first above written.

Senior Debt	3V Capital Master Fund Ltd., as a Lender under the Senior Credit Agreement
Revolving Loan Principal
$—	By:	/s/ Mark Focht
Letter of Credit Exposure	Name:	Mark Focht
$—	Title:	COO

Term Loan Principal
$6.5MM

THE CIT GROUP/BUSINESS CREDIT, INC, as Administrative Agent under the Senior Credit Agreement

By:

Name:

Title:

EH/TRANSEASTERN, LLC, as Borrower under the Senior Credit Agreement

By:

Name:

Title:

TE/TOUSA SENIOR LLC, as Borrower under the Senior Credit Agreement

By:

Name:

Title:

          IN WITNESS WHEREOF, the Parties hereto have duly executed and delivered this Agreement as of the date first above written.

Senior Debt	Deutsche Bank Trust Company Americas, as a Lender under the Senior Credit Agreement
Revolving Loan Principal
$2,260,869.57	By:	/s/ Dusan Lazarov
	Name:	Dusan Lazarov
Letter of Credit Exposure	Title:	Vice President

$299,238.43

Term Loan Principal	By:	/s/ David J. Bell

$1,920,000.00	Name:	David J. Bell

	Title:	Managing Director

THE CIT GROUP/BUSINESS CREDIT, INC, as Administrative Agent under the Senior Credit Agreement

By:

Name:

Title:

EH/TRANSEASTERN, LLC, as Borrower under the Senior Credit Agreement

By:

Name:

Title:

TE/TOUSA SENIOR LLC, as Borrower under the Senior Credit Agreement

By:

Name:

Title:

          IN WITNESS WHEREOF, the Parties hereto have duly executed and delivered this Agreement as of the date first above written.

Senior Debt	Silver Oak Capital, LLC, as a Lender under the Senior Credit Agreement
Revolving Loan Principal
$—
	By:	/s/ Jed A. Hart
Letter of Credit Exposure	Name:	Jed A. Hart
$—	Title:	Authorized Signatory

Term Loan Principal
$1,000,000

THE CIT GROUP/BUSINESS CREDIT, INC, as Administrative Agent under the Senior Credit Agreement

By:

Name:

Title:

EH/TRANSEASTERN, LLC, as Borrower under the Senior Credit Agreement

By:

Name:

Title:

TE/TOUSA SENIOR LLC, as Borrower under the Senior Credit Agreement

By:

Name:

Title:

          IN WITNESS WHEREOF, the Parties hereto have duly executed and delivered this Agreement as of the date first above written.

Senior Debt	Bear Stearns Investment Products Inc., as a Lender under the Senior Credit Agreement
Revolving Loan Principal
$
	By:	/s/ Jon Weiss
Letter of Credit Exposure	Name:	Jon Weiss
$	Title:	Vice President

Term Loan Principal
$500,000

THE CIT GROUP/BUSINESS CREDIT, INC, as Administrative Agent under the Senior Credit Agreement

By:

Name:

Title:

EH/TRANSEASTERN, LLC, as Borrower under the Senior Credit Agreement

By:

Name:

Title:

TE/TOUSA SENIOR LLC, as Borrower under the Senior Credit Agreement

By:

Name:

Title:

          IN WITNESS WHEREOF, the Parties hereto have duly executed and delivered this Agreement as of the date first above written.

Senior Debt	BANK OF AMERICA, N.A., as a Lender under the Senior Credit Agreement
Revolving Loan Principal
$7,347,826.09
	By:	/s/ Jonathan M. Barnes
Letter of Credit Exposure	Name:	Jonathan M. Barnes
$972,524.91	Title:	Vice President

Term Loan Principal
$43,791,959.88

THE CIT GROUP/BUSINESS CREDIT, INC, as Administrative Agent under the Senior Credit Agreement

By:

Name:

Title:

EH/TRANSEASTERN, LLC, as Borrower under the Senior Credit Agreement

By:

Name:

Title:

TE/TOUSA SENIOR LLC, as Borrower under the Senior Credit Agreement

By:

Name:

Title:

          IN WITNESS WHEREOF, the Parties hereto have duly executed and delivered this Agreement as of the date first above written.

Senior Debt	Black Diamond CLO 2005-1, as a Lender under the Senior Credit Agreement
Revolving Loan Principal
$

	By:	/s/ Stephen H. Deckoff
Letter of Credit Exposure	Name:	Stephen H. Deckoff
$	Title:	Managing Principal

Term Loan Principal
$1,000,000

THE CIT GROUP/BUSINESS CREDIT, INC, as Administrative Agent under the Senior Credit Agreement

By:

Name:

Title:

EH/TRANSEASTERN, LLC, as Borrower under the Senior Credit Agreement

By:

Name:

Title:

TE/TOUSA SENIOR LLC, as Borrower under the Senior Credit Agreement

By:

Name:

Title:

          IN WITNESS WHEREOF, the Parties hereto have duly executed and delivered this Agreement as of the date first above written.

Senior Debt	Fall Creek CLO, Ltd., as a Lender under the Senior Credit Agreement
Revolving Loan Principal
$

	By:	/s/ Jason M. Riehle
Letter of Credit Exposure	Name:	Jason M. Riehle
$	Title:	Authorized Signor

Term Loan Principal $ 1,000,000

THE CIT GROUP/BUSINESS CREDIT, INC, as Administrative Agent under the Senior Credit Agreement

By:

Name:

Title:

EH/TRANSEASTERN, LLC, as Borrower under the Senior Credit Agreement

By:

Name:

Title:

TE/TOUSA SENIOR LLC, as Borrower under the Senior Credit Agreement

By:

Name:

Title:

          IN WITNESS WHEREOF, the Parties hereto have duly executed and delivered this Agreement as of the date first above written.

Senior Debt	Eaton Vance Senior Debt Portfolio, as a Lender under the Senior Credit Agreement
Revolving Loan Principal
$1,130,434.82
	By:	/s/ Michael B. Botthof
Letter of Credit Exposure	Name:	Michael B. Botthof
$149,619.18	Title:	Vice President

Term Loan Principal
$750,000

THE CIT GROUP/BUSINESS CREDIT, INC, as Administrative Agent under the Senior Credit Agreement

By:

Name:

Title:

EH/TRANSEASTERN, LLC, as Borrower under the Senior Credit Agreement

By:

Name:

Title:

TE/TOUSA SENIOR LLC, as Borrower under the Senior Credit Agreement

By:

Name:

Title:

          IN WITNESS WHEREOF, the Parties hereto have duly executed and delivered this Agreement as of the date first above written.

Senior Debt	Eaton Vance Senior Income Trust, as a Lender under the Senior Credit Agreement
Revolving Loan Principal
$
	By:	/s/ Michael B. Botthof
Letter of Credit Exposure	Name:	Michael B. Botthof
$	Title:	Vice President

Term Loan Principal
$575,000

THE CIT GROUP/BUSINESS CREDIT, INC, as Administrative Agent under the Senior Credit Agreement

By:

Name:

Title:

EH/TRANSEASTERN, LLC, as Borrower under the Senior Credit Agreement

By:

Name:

Title:

TE/TOUSA SENIOR LLC, as Borrower under the Senior Credit Agreement

By:

Name:

Title:

          IN WITNESS WHEREOF, the Parties hereto have duly executed and delivered this Agreement as of the date first above written.

Senior Debt	Eaton Vance Grayson & Co., as a Lender under the Senior Credit Agreement
Revolving Loan Principal
$1,695,652.23	By:	/s/ Michael B. Botthof
Letter of Credit Exposure	Name:	Michael B. Botthof
$224,428.77	Title:	Vice President

Term Loan Principal
$4,239,405.70

THE CIT GROUP/BUSINESS CREDIT, INC, as Administrative Agent under the Senior Credit Agreement

By:

Name:

Title:

EH/TRANSEASTERN, LLC, as Borrower under the Senior Credit Agreement

By:

Name:

Title:

TE/TOUSA SENIOR LLC, as Borrower under the Senior Credit Agreement

By:

Name:

Title:

          IN WITNESS WHEREOF, the Parties hereto have duly executed and delivered this Agreement as of the date first above written.

Senior Debt	Eaton Vance VT Floating-Rate Income Fund, as a Lender under the Senior Credit Agreement
Revolving Loan Principal
$	By:	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
Letter of Credit Exposure	Title:	Vice President
$

Term Loan Principal
$600,000

THE CIT GROUP/BUSINESS CREDIT, INC, as Administrative Agent under the Senior Credit Agreement

By:

Name:

Title:

EH/TRANSEASTERN, LLC, as Borrower under the Senior Credit Agreement

By:

Name:

Title:

TE/TOUSA SENIOR LLC, as Borrower under the Senior Credit Agreement

By:

Name:

Title:

          IN WITNESS WHEREOF, the Parties hereto have duly executed and delivered this Agreement as of the date first above written.

Senior Debt	Eaton Vance Limited Duration Income Fund, as a Lender under the Senior Credit Agreement
Revolving Loan Principal
$	By:	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
Letter of Credit Exposure	Title:	Vice President
$

Term Loan Principal
$1,750,000

THE CIT GROUP/BUSINESS CREDIT, INC, as Administrative Agent under the Senior Credit Agreement

By:

Name:

Title:

EH/TRANSEASTERN, LLC, as Borrower under the Senior Credit Agreement

By:

Name:

Title:

TE/TOUSA SENIOR LLC, as Borrower under the Senior Credit Agreement

By:

Name:

Title:

          IN WITNESS WHEREOF, the Parties hereto have duly executed and delivered this Agreement as of the date first above written.

Senior Debt	Eaton Vance Senior Floating-Rate Trust, as a Lender under the Senior Credit Agreement
Revolving Loan Principal
$	By:	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
Letter of Credit Exposure	Title:	Vice President
$

Term Loan Principal
$1,575,000

THE CIT GROUP/BUSINESS CREDIT, INC, as Administrative Agent under the Senior Credit Agreement

By:

Name:

Title:

EH/TRANSEASTERN, LLC, as Borrower under the Senior Credit Agreement

By:

Name:

Title:

TE/TOUSA SENIOR LLC, as Borrower under the Senior Credit Agreement

By:

Name:

Title:

          IN WITNESS WHEREOF, the Parties hereto have duly executed and delivered this Agreement as of the date first above written.

Senior Debt	Eaton Vance Floating-Rate Income Trust, as a Lender under the Senior Credit Agreement
Revolving Loan Principal
$	By:	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
Letter of Credit Exposure	Title:	Vice President
$

Term Loan Principal
$1,700,000

THE CIT GROUP/BUSINESS CREDIT, INC, as Administrative Agent under the Senior Credit Agreement

By:

Name:

Title:

EH/TRANSEASTERN, LLC, as Borrower under the Senior Credit Agreement

By:

Name:

Title:

TE/TOUSA SENIOR LLC, as Borrower under the Senior Credit Agreement

By:

Name:

Title:

          IN WITNESS WHEREOF, the Parties hereto have duly executed and delivered this Agreement as of the date first above written.

Senior Debt	Eaton Vance Credit Opportunities Fund, as a Lender under the Senior Credit Agreement
Revolving Loan Principal
$	By:	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
Letter of Credit Exposure	Title:	Vice President
$

Term Loan Principal
$500,000

THE CIT GROUP/BUSINESS CREDIT, INC, as Administrative Agent under the Senior Credit Agreement

By:

Name:

Title:

EH/TRANSEASTERN, LLC, as Borrower under the Senior Credit Agreement

By:

Name:

Title:

TE/TOUSA SENIOR LLC, as Borrower under the Senior Credit Agreement

By:

Name:

Title:

          IN WITNESS WHEREOF, the Parties hereto have duly executed and delivered this Agreement as of the date first above written.

Senior Debt	Farallon Capital Institutional Partners, L.P., as a Lender under the Senior Credit Agreement
Revolving Loan Principal
$0.00	By:	/s/ Monica Landry
	Name:	Monica Landry
Letter of Credit Exposure	Title:	Managing Member
$0.00

Term Loan Principal
$257,500.00

THE CIT GROUP/BUSINESS CREDIT, INC, as Administrative Agent under the Senior Credit Agreement

By:

Name:

Title:

EH/TRANSEASTERN, LLC, as Borrower under the Senior Credit Agreement

By:

Name:

Title:

TE/TOUSA SENIOR LLC, as Borrower under the Senior Credit Agreement

By:

Name:

Title:

          IN WITNESS WHEREOF, the Parties hereto have duly executed and delivered this Agreement as of the date first above written.

Senior Debt	Farallon Capital Institutional Partners II, L.P., as a Lender under the Senior Credit Agreement
Revolving Loan Principal
$0.00	By:	/s/ Monica Landry
	Name:	Monica Landry
Letter of Credit Exposure	Name:	Managing Member
$0.00

Term Loan Principal
$67,500.00
THE CIT GROUP/BUSINESS CREDIT, INC, as Administrative Agent under the Senior Credit Agreement

By:

Name:

Title:

EH/TRANSEASTERN, LLC, as Borrower under the Senior Credit Agreement

By:

Name:

Title:

TE/TOUSA SENIOR LLC, as Borrower under the Senior Credit Agreement

By:

Name:

Title:

     IN WITNESS WHEREOF, the Parties hereto have duly executed and delivered this Agreement as of the date first above written.

Senior Debt	TINICUM PARTNERS, L.P., as a Lender under the Senior Credit Agreement
Revolving Loan Principal $ 0.00
	By:	/s/ Monica Landry

Letter of Credit Exposure	Name:	Monica Landry
$ 0.00	Title:	Managing Member

Term Loan Principal $ 65,000.00

THE CIT GROUP/BUSINESS CREDIT, INC, as Administrative Agent under the Senior Credit Agreement

By:

Name:

Title:

EH/TRANSEASTERN, LLC, as Borrower under the Senior Credit Agreement

By:

Name:

Title:

TE/TOUSA SENIOR LLC, as Borrower under the Senior Credit Agreement

By:

Name:

Title:

     IN WITNESS WHEREOF, the Parties hereto have duly executed and delivered this Agreement as of the date first above written.

Senior Debt	Farallon Capital Offshore Investors, Inc., as a Lender under the Senior Credit Agreement
Revolving Loan Principal $ 0.00
	By:	/s/ Monica Landry

Letter of Credit Exposure	Name:	Monica Landry
$ 0.00	Title:	Managing Member

Term Loan Principal $5,332,500.00

THE CIT GROUP/BUSINESS CREDIT, INC, as Administrative Agent under the Senior Credit Agreement

By:

Name:

Title:

EH/TRANSEASTERN, LLC, as Borrower under the Senior Credit Agreement

By:

Name:

Title:

TE/TOUSA SENIOR LLC, as Borrower under the Senior Credit Agreement

By:

Name:

Title:

     IN WITNESS WHEREOF, the Parties hereto have duly executed and delivered this Agreement as of the date first above written.

Senior Debt	Farallon Capital Offshore Investors II, L.P. as a Lender under the Senior Credit Agreement
Revolving Loan Principal $ 0.00
	By:	/s/ Monica Landry

Letter of Credit Exposure	Name:	Monica Landry
$ 0.00	Title:	Managing Member

Term Loan Principal $1,637,500.00

THE CIT GROUP/BUSINESS CREDIT, INC, as Administrative Agent under the Senior Credit Agreement

By:

Name:

Title:

EH/TRANSEASTERN, LLC, as Borrower under the Senior Credit Agreement

By:

Name:

Title:

TE/TOUSA SENIOR LLC, as Borrower under the Senior Credit Agreement

By:

Name:

Title:

     IN WITNESS WHEREOF, the Parties hereto have duly executed and delivered this Agreement as of the date first above written.

Senior Debt	Farallon Capital Partners, L.P., as a Lender under the Senior Credit Agreement
Revolving Loan Principal $ 0.00
	By:	/s/ Monica Landry

Letter of Credit Exposure	Name:	Monica Landry
$ 0.00	Title:	Managing Member

Term Loan Principal $1,620,000.00

THE CIT GROUP/BUSINESS CREDIT, INC, as Administrative Agent under the Senior Credit Agreement

By:

Name:

Title:

EH/TRANSEASTERN, LLC, as Borrower under the Senior Credit Agreement

By:

Name:

Title:

TE/TOUSA SENIOR LLC, as Borrower under the Senior Credit Agreement

By:

Name:

Title:

     IN WITNESS WHEREOF, the Parties hereto have duly executed and delivered this Agreement as of the date first above written.

Senior Debt	Farallon Capital Institutional Partners III, L.P., as a Lender under the Senior Credit Agreement
Revolving Loan Principal $ 0.00
	By:	/s/ Monica Landry

Letter of Credit Exposure	Name:	Monica Landry
$ 0.00	Title:	Managing Member

Term Loan Principal $ 30,000.00

THE CIT GROUP/BUSINESS CREDIT, INC, as Administrative Agent under the Senior Credit Agreement

By:

Name:

Title:

EH/TRANSEASTERN, LLC, as Borrower under the Senior Credit Agreement

By:

Name:

Title:

TE/TOUSA SENIOR LLC, as Borrower under the Senior Credit Agreement

By:

Name:

Title:

     IN WITNESS WHEREOF, the Parties hereto have duly executed and delivered this Agreement as of the date first above written.

Senior Debt	Aurum CLO 2002-1 Ltd., as a Lender under the Senior Credit Agreement

Revolving Loan Principal
$

	By:	/s/ Eric S. Meyer
Letter of Credit Exposure	Name:	Eric S. Meyer
$	Title:	Director

Term Loan Principal	By:	/s/ Ryan Gelrod
$1,500,000.00	Name:	Ryan Gelrod, CFA
	Title:	Vice President

THE CIT GROUP/BUSINESS CREDIT, INC, as Administrative Agent under the Senior Credit Agreement

By:
Name:
Title:

EH/TRANSEASTERN, LLC, as Borrower under the Senior Credit Agreement

By:
Name:
Title:

TE/TOUSA SENIOR LLC, as Borrower under the Senior Credit Agreement

By:
Name:
Title:

     IN WITNESS WHEREOF, the Parties hereto have duly executed and delivered this Agreement as of the date first above written.

Senior Debt	Flagship CLO III, as a Lender under the Senior Credit Agreement

Revolving Loan Principal $

	By:	/s/ Eric S. Meyer
Letter of Credit Exposure	Name:	Eric S. Meyer
$	Title:	Director

Term Loan Principal	By:	/s/ Ryan Gelrod
$ 750,000.00	Name:	Ryan Gelrod, CFA
	Title:	Vice President

THE CIT GROUP/BUSINESS CREDIT, INC, as Administrative Agent under the Senior Credit Agreement

By:
Name:
Title:

EH/TRANSEASTERN, LLC, as Borrower under the Senior Credit Agreement

By:
Name:
Title:

TE/TOUSA SENIOR LLC, as Borrower under the Senior Credit Agreement

By:
Name:
Title:

     IN WITNESS WHEREOF, the Parties hereto have duly executed and delivered this Agreement as of the date first above written.

Senior Debt	Flagship CLO IV, as a Lender under the Senior Credit Agreement

Revolving Loan Principal
$

	By:	/s/ Eric S. Meyer
Letter of Credit Exposure	Name:	Eric S. Meyer
$	Title:	Director

Term Loan Principal	By:	/s/ Ryan Gelrod
$1,200,000.00	Name:	Ryan Gelrod, CFA
	Title:	Vice President

THE CIT GROUP/BUSINESS CREDIT, INC, as Administrative Agent under the Senior Credit Agreement

By:
Name:
Title:

EH/TRANSEASTERN, LLC, as Borrower under the Senior Credit Agreement

By:
Name:
Title:

TE/TOUSA SENIOR LLC, as Borrower under the Senior Credit Agreement

By:
Name:
Title:

          IN WITNESS WHEREOF, the Parties hereto have duly executed and delivered this Agreement as of the date first above written.

Senior Debt	Flagship CLO V,
as a Lender under the Senior Credit Agreement
Revolving Loan Principal
$
	By:	/s/ Eric S. Meyer
Letter of Credit Exposure	Name: Eric S. Meyer
$	Title: Director

Term Loan Principal	By:	/s/ Ryan Gelrod
$1,800,000.00	Name: Ryan Gelrod, CFA
Title: Vice President

THE CIT GROUP/BUSINESS CREDIT, INC, as Administrative Agent under the Senior Credit Agreement

By:
Name:
Title:

EH/TRANSEASTERN, LLC, as Borrower under the Senior Credit Agreement

By:
Name:
Title:

TE/TOUSA SENIOR LLC, as Borrower under the Senior Credit Agreement

By:
Name:
Title:

          IN WITNESS WHEREOF, the Parties hereto have duly executed and delivered this Agreement as of the date first above written.

Senior Debt	Goldman Sachs Credit Partner, L.P.,
as a Lender under the Senior Credit Agreement
Revolving Loan Principal
$
	By:	/s/ Philip F. Green
Letter of Credit Exposure	Name: Philip F. Green
$	Title: Authorized Signatory

Term Loan Principal
$1,000,000.00

THE CIT GROUP/BUSINESS CREDIT, INC, as Administrative Agent under the Senior Credit Agreement

By:
Name:
Title:

EH/TRANSEASTERN, LLC, as Borrower under the Senior Credit Agreement

By:
Name:
Title:

TE/TOUSA SENIOR LLC, as Borrower under the Senior Credit Agreement

By:
Name:
Title:

          IN WITNESS WHEREOF, the Parties hereto have duly executed and delivered this Agreement as of the date first above written.

Senior Debt	Grand Central Asset Trust, CED Series,
as a Lender under the Senior Credit Agreement
Revolving Loan Principal
$
	By:	/s/ Brian Schott
Letter of Credit Exposure	Name: Brian Schott
$	Title: Attorney-in-fact

Term Loan Principal
$16,000,000.00

THE CIT GROUP/BUSINESS CREDIT, INC, as Administrative Agent under the Senior Credit Agreement

By:
Name:
Title:

EH/TRANSEASTERN, LLC, as Borrower under the Senior Credit Agreement

By:
Name:
Title:

TE/TOUSA SENIOR LLC, as Borrower under the Senior Credit Agreement

By:
Name:
Title:

     IN WITNESS WHEREOF, the Parties hereto have duly executed and delivered this Agreement as of the date first above written.

Senior Debt	Hartford Mutual Funds, Inc. on behalf of the Hartford Floating Rate Fund by Hartford Investment Management Company, its sub-advisor, as a Lender under the Senior Credit Agreement

Revolving Loan Principal
$
	By:	/s/ Bhalendu A. Deshpande

Letter of Credit Exposure	Name:	Bhalendu A. Deshpande
$	Title:	Assistant Vice President

Term Loan Principal
$ 2,500,000

THE CIT GROUP/BUSINESS CREDIT,
INC, as Administrative Agent under the Senior
Credit Agreement

By:

Name:

Title:

EH/TRANSEASTERN, LLC, as Borrower
under the Senior Credit Agreement

By:

Name:

Title:

TE/TOUSA SENIOR LLC, as Borrower under
the Senior Credit Agreement

By:

Name:

Title:

     IN WITNESS WHEREOF, the Parties hereto have duly executed and delivered this Agreement as of the date first above written.

Senior Debt	Stedman CBNA Loan Funding LLC, as a Lender under the Senior Credit Agreement

Revolving Loan Principal
$
	By:	/s/ Jason Muelver

Letter of Credit Exposure	Name:	Jason Muelver
$	Title:	Attorney-in-fact

Term Loan Principal
$3,500,000.00
THE CIT GROUP/BUSINESS CREDIT,
INC, as Administrative Agent under the Senior
Credit Agreement

By:

Name:

Title:

EH/TRANSEASTERN, LLC, as Borrower
under the Senior Credit Agreement

By:

Name:

Title:

TE/TOUSA SENIOR LLC, as Borrower under
the Senior Credit Agreement

By:

Name:

Title:

     IN WITNESS WHEREOF, the Parties hereto have duly executed and delivered this Agreement as of the date first above written.

Senior Debt	Atascosa Investments, LLC, as a Lender under the Senior Credit Agreement

Revolving Loan Principal
$ 0

	By:	/s/ Brian Lohrding

Letter of Credit Exposure	Name:	Brian Lohrding
$ 0	Title:	Treasurer, Strand Advisors, Inc.

Term Loan Principal
$2,000,000.00

THE CIT GROUP/BUSINESS CREDIT,
INC, as Administrative Agent under the Senior
Credit Agreement

By:

Name:

Title:

EH/TRANSEASTERN, LLC, as Borrower
under the Senior Credit Agreement

By:

Name:

Title:

TE/TOUSA SENIOR LLC, as Borrower under
the Senior Credit Agreement

By:

Name:

Title:

     IN WITNESS WHEREOF, the Parties hereto have duly executed and delivered this Agreement as of the date first above written.

Senior Debt	Gleneagles CLO Ltd., as a Lender under the Senior Credit Agreement

Revolving Loan Principal
$ 0
	By:	/s/ Brian Lohrding

Letter of Credit Exposure	Name:	Brian Lohrding
$ 0	Title:	Treasurer, Strand Advisors, Inc.

Term Loan Principal
$4,000,000.00

THE CIT GROUP/BUSINESS CREDIT,
INC, as Administrative Agent under the Senior
Credit Agreement

By:

Name:

Title:

EH/TRANSEASTERN, LLC, as Borrower
under the Senior Credit Agreement

By:

Name:

Title:

TE/TOUSA SENIOR LLC, as Borrower under
the Senior Credit Agreement

By:

Name:

Title:

     IN WITNESS WHEREOF, the Parties hereto have duly executed and delivered this Agreement as of the date first above written.

Senior Debt	Grand Central Asset Trust, HLD Series, as a Lender under the Senior Credit Agreement

Revolving Loan Principal
$
	By:	/s/ Brian Schott

Letter of Credit Exposure	Name:	Brian Schott
$	Title:	Attorney-in-fact

Term Loan Principal
$3,000,000.00

THE CIT GROUP/BUSINESS CREDIT,
INC, as Administrative Agent under the Senior
Credit Agreement

By:

Name:

Title:

EH/TRANSEASTERN, LLC, as Borrower
under the Senior Credit Agreement

By:

Name:

Title:

TE/TOUSA SENIOR LLC, as Borrower under
the Senior Credit Agreement

By:

Name:

Title:

     IN WITNESS WHEREOF, the Parties hereto have duly executed and delivered this Agreement as of the date first above written.

Senior Debt	Grand Central Asset Trust, SOH Series,
as a Lender under the Senior Credit Agreement
Revolving Loan Principal
$

	By:	/s/ Brian Schott

Letter of Credit Exposure	Name:	Brian Schott
$	Title:	Attorney-in-fact

Term Loan Principal
$5,400,000.00
THE CIT GROUP/BUSINESS CREDIT,
INC, as Administrative Agent under the Senior
Credit Agreement

By:

Name:

Title:

EH/TRANSEASTERN, LLC, as Borrower
under the Senior Credit Agreement

By:

Name:

Title:

TE/TOUSA SENIOR LLC, as Borrower under
the Senior Credit Agreement

By:

Name:

Title:

     IN WITNESS WHEREOF, the Parties hereto have duly executed and delivered this Agreement as of the date first above written.

Senior Debt	Jasper CLO, Ltd.,
as a Lender under the Senior Credit Agreement
Revolving Loan Principal
$ 0
	By:	/s/ Brian Lohrding

Letter of Credit Exposure	Name:	Brian Lohrding
$ 0	Title:	Treasurer, Strand Advisors, Inc.

Term Loan Principal
$ 3,000,000.00

THE CIT GROUP/BUSINESS CREDIT,
INC, as Administrative Agent under the Senior
Credit Agreement

By:

Name:

Title:

EH/TRANSEASTERN, LLC, as Borrower
under the Senior Credit Agreement

By:

Name:

Title:

TE/TOUSA SENIOR LLC, as Borrower under
the Senior Credit Agreement

By:

Name:

Title:

     IN WITNESS WHEREOF, the Parties hereto have duly executed and delivered this Agreement as of the date first above written.

Senior Debt	Liberty CLO, Ltd.,
as a Lender under the Senior Credit Agreement
Revolving Loan Principal
$ 0
	By:	/s/ Brian Lohrding

Letter of Credit Exposure	Name:	Brian Lohrding
$ 0	Title:	Treasurer, Strand Advisors, Inc., General Partner of Highland Capital Management, L.P.

Term Loan Principal
$ 5,500,000.00

THE CIT GROUP/BUSINESS CREDIT,
INC, as Administrative Agent under the Senior
Credit Agreement

By:

Name:

Title:

EH/TRANSEASTERN, LLC, as Borrower
under the Senior Credit Agreement

By:

Name:

Title:

TE/TOUSA SENIOR LLC, as Borrower under
the Senior Credit Agreement

By:

Name:

Title:

     IN WITNESS WHEREOF, the Parties hereto have duly executed and delivered this Agreement as of the date first above written.

Senior Debt	Burnet Partners, LLC,
as a Lender under the Senior Credit Agreement
Revolving Loan Principal $ 0
	By:	/s/ Brian Lohrding

Letter of Credit Exposure	Name:	Brian Lohrding
$ 0	Title:	Treasurer, Strand Advisors, Inc., General Partner of Highland Capital Management, L.P.

Term Loan Principal
$ 2,000,000.00

THE CIT GROUP/BUSINESS CREDIT,
INC, as Administrative Agent under the Senior
Credit Agreement

By:

Name:

Title:

EH/TRANSEASTERN, LLC, as Borrower
under the Senior Credit Agreement

By:

Name:

Title:

TE/TOUSA SENIOR LLC, as Borrower under
the Senior Credit Agreement

By:

Name:

Title:

     IN WITNESS WHEREOF, the Parties hereto have duly executed and delivered this Agreement as of the date first above written.

Senior Debt	Rockwall CDO, Ltd.,
as a Lender under the Senior Credit Agreement
Revolving Loan Principal
$ 0
	By:	/s/ Brian Lohrding

Letter of Credit Exposure	Name:	Brian Lohrding
$ 0	Title:	Treasurer, Strand Advisors, Inc., General Partner of Highland Capital Management, L.P.

Term Loan Principal
$ 500,000.00

THE CIT GROUP/BUSINESS CREDIT,
INC, as Administrative Agent under the Senior
Credit Agreement

By:

Name:

Title:

EH/TRANSEASTERN, LLC, as Borrower
under the Senior Credit Agreement

By:

Name:

Title:

TE/TOUSA SENIOR LLC, as Borrower under
the Senior Credit Agreement

By:

Name:

Title:

     IN WITNESS WHEREOF, the Parties hereto have duly executed and delivered this Agreement as of the date first above written.

Senior Debt	Highland CDO Opportunity Fund, Ltd.,
as a Lender under the Senior Credit Agreement
Revolving Loan Principal
$ 0
	By:	/s/ Brian Lohrding

Letter of Credit Exposure	Name:	Brian Lohrding
$ 0	Title:	Treasurer, Strand Advisors, Inc., General Partner of Highland Capital Management, L.P.

Term Loan Principal
$ 1,100,000.00

THE CIT GROUP/BUSINESS CREDIT,
INC, as Administrative Agent under the Senior
Credit Agreement

By:

Name:

Title:

EH/TRANSEASTERN, LLC, as Borrower
under the Senior Credit Agreement

By:

Name:

Title:

TE/TOUSA SENIOR LLC, as Borrower under
the Senior Credit Agreement

By:

Name:

Title:

     IN WITNESS WHEREOF, the Parties hereto have duly executed and delivered this Agreement as of the date first above written.

Senior Debt	Highland Floating Rate LLC,
as a Lender under the Senior Credit Agreement
Revolving Loan Principal
$ 0
	By:	/s/ M. Jason Blackburn

Letter of Credit Exposure	Name:	M. Jason Blackburn
$ 0	Title:	Treasurer

Term Loan Principal
$ 4,000,000.00

THE CIT GROUP/BUSINESS CREDIT,
INC, as Administrative Agent under the Senior
Credit Agreement

By:

Name:

Title:

EH/TRANSEASTERN, LLC, as Borrower
under the Senior Credit Agreement

By:

Name:

Title:

TE/TOUSA SENIOR LLC, as Borrower under
the Senior Credit Agreement

By:

Name:

Title:

     IN WITNESS WHEREOF, the Parties hereto have duly executed and delivered this Agreement as of the date first above written.

Senior Debt	Highland Legacy Limited,
as a Lender under the Senior Credit Agreement
Revolving Loan Principal
$ 0
	By:	/s/ Brian Lohrding

Letter of Credit Exposure	Name:	Brian Lohrding
$ 0	Title:	Treasurer, Strand Advisors, Inc.

Term Loan Principal
$ 3,000,000.00

THE CIT GROUP/BUSINESS CREDIT,
INC, as Administrative Agent under the Senior
Credit Agreement

By:

Name:

Title:

EH/TRANSEASTERN, LLC, as Borrower
under the Senior Credit Agreement

By:

Name:

Title:

TE/TOUSA SENIOR LLC, as Borrower under
the Senior Credit Agreement

By:

Name:

Title:

     IN WITNESS WHEREOF, the Parties hereto have duly executed and delivered this Agreement as of the date first above written.

Senior Debt	Loan Funding VII, LLC,
as a Lender under the Senior Credit Agreement
Revolving Loan Principal
$ 0
	By:	/s/ Brian Lohrding

Letter of Credit Exposure	Name:	Brian Lohrding
$ 0	Title:	Treasurer, Strand Advisors, Inc., General Partner of Highland Capital Management, L.P.

Term Loan Principal
$ 2,500,000.00

THE CIT GROUP/BUSINESS CREDIT,
INC, as Administrative Agent under the Senior
Credit Agreement

By:

Name:

Title:

EH/TRANSEASTERN, LLC, as Borrower
under the Senior Credit Agreement

By:

Name:

Title:

TE/TOUSA SENIOR LLC, as Borrower under
the Senior Credit Agreement

By:

Name:

Title:

     IN WITNESS WHEREOF, the Parties hereto have duly executed and delivered this Agreement as of the date first above written.

Senior Debt	Highland Offshore Partners, L.P.,
as a Lender under the Senior Credit Agreement
Revolving Loan Principal
$ 0
	By:	/s/ Brian Lohrding

Letter of Credit Exposure	Name:	Brian Lohrding
$ 0	Title:	Treasurer, Strand Advisors, Inc., General Partner of Highland Capital Management, L.P.

Term Loan Principal
$ 1,500,000.00

THE CIT GROUP/BUSINESS CREDIT,
INC, as Administrative Agent under the Senior
Credit Agreement

By:

Name:

Title:

EH/TRANSEASTERN, LLC, as Borrower
under the Senior Credit Agreement

By:

Name:

Title:

TE/TOUSA SENIOR LLC, as Borrower under
the Senior Credit Agreement

By:

Name:

Title:

     IN WITNESS WHEREOF, the Parties hereto have duly executed and delivered this Agreement as of the date first above written.

Senior Debt	Highland Credit Opportunities CDO Ltd.,
as a Lender under the Senior Credit Agreement
Revolving Loan Principal
$ 0
	By:	/s/ Brian Lohrding

Letter of Credit Exposure	Name:	Brian Lohrding
$ 0	Title:	Treasurer, Strand Advisors, Inc., General Partner of Highland Capital Management, L.P.

Term Loan Principal
$ 3,000,000.00

THE CIT GROUP/BUSINESS CREDIT,
INC, as Administrative Agent under the Senior
Credit Agreement

By:

Name:

Title:

EH/TRANSEASTERN, LLC, as Borrower
under the Senior Credit Agreement

By:

Name:

Title:

TE/TOUSA SENIOR LLC, as Borrower under
the Senior Credit Agreement

By:

Name:

Title:

     IN WITNESS WHEREOF, the Parties hereto have duly executed and delivered this Agreement as of the date first above written.

Senior Debt	Highland Floating Rate Advantage Fund,
as a Lender under the Senior Credit Agreement
Revolving Loan Principal
$ 0
	By:	/s/ M. Jason Blackburn

Letter of Credit Exposure	Name:	M. Jason Blackburn
$ 0	Title:	Treasurer

Term Loan Principal
$ 4,000,000.00

THE CIT GROUP/BUSINESS CREDIT,
INC, as Administrative Agent under the Senior
Credit Agreement

By:

Name:

Title:

EH/TRANSEASTERN, LLC, as Borrower
under the Senior Credit Agreement

By:

Name:

Title:

TE/TOUSA SENIOR LLC, as Borrower under
the Senior Credit Agreement

By:

Name:

Title:

     IN WITNESS WHEREOF, the Parties hereto have duly executed and delivered this Agreement as of the date first above written.

Senior Debt	JPMorganChase Bank, N.A.,
as a Lender under the Senior Credit Agreement
Revolving Loan Principal
$1,800,540.01
	By:	/s/ Roberto Ristorucci

Letter of Credit Exposure	Name:	Roberto Ristorucci
$ N/A	Title:	Authorized Signatory

Term Loan Principal
$17,000,000.00

THE CIT GROUP/BUSINESS CREDIT,
INC, as Administrative Agent under the Senior
Credit Agreement

By:

Name:

Title:

EH/TRANSEASTERN, LLC, as Borrower
under the Senior Credit Agreement

By:

Name:

Title:

TE/TOUSA SENIOR LLC, as Borrower under
the Senior Credit Agreement

By:

Name:

Title:

     IN WITNESS WHEREOF, the Parties hereto have duly executed and delivered this Agreement as of the date first above written.

Senior Debt	LL Blue Marlin Funding LLC,
as a Lender under the Senior Credit Agreement
Revolving Loan Principal $
	By:	/s/ Tara E. Kenny
Letter of Credit Exposure	Name: Tara E. Kenny
$	Title: Authorized Signatory

Term Loan Principal $14,000,000.00

THE CIT GROUP/BUSINESS CREDIT, INC, as Administrative Agent under the Senior Credit Agreement

By:
Name:
Title:

EH/TRANSEASTERN, LLC, as Borrower under the Senior Credit Agreement

By:
Name:
Title:

TE/TOUSA SENIOR LLC, as Borrower under the Senior Credit Agreement

By:
Name:
Title:

     IN WITNESS WHEREOF, the Parties hereto have duly executed and delivered this Agreement as of the date first above written.

Senior Debt	Merril Lynch Credit Products, LLC,
as a Lender under the Senior Credit Agreement
Revolving Loan Principal $
	By:	/s/ Neyda Darias
Letter of Credit Exposure	Name: Neyda Darias
$	Title: Vice President

Term Loan Principal $8,250,000.00

THE CIT GROUP/BUSINESS CREDIT, INC, as Administrative Agent under the Senior Credit Agreement

By:
Name:
Title:

EH/TRANSEASTERN, LLC, as Borrower under the Senior Credit Agreement

By:
Name:
Title:

TE/TOUSA SENIOR LLC, as Borrower under the Senior Credit Agreement

By:
Name:
Title:

     IN WITNESS WHEREOF, the Parties hereto have duly executed and delivered this Agreement as of the date first above written.

Senior Debt	Ocean Bank,
as a Lender under the Senior Credit Agreement
Revolving Loan Principal $11,304,347.83
	By:	/s/ Eric J. Toth
Letter of Credit Exposure	Name: Eric J. Toth
$1,496,192.17	Title: Senior Vice President

Term Loan Principal $

THE CIT GROUP/BUSINESS CREDIT, INC, as Administrative Agent under the Senior Credit Agreement

By:
Name:
Title:

EH/TRANSEASTERN, LLC, as Borrower under the Senior Credit Agreement

By:
Name:
Title:

TE/TOUSA SENIOR LLC, as Borrower under the Senior Credit Agreement

By:
Name:
Title:

     IN WITNESS WHEREOF, the Parties hereto have duly executed and delivered this Agreement as of the date first above written.

Senior Debt	Quadrangle Master Funding Ltd.,
as a Lender under the Senior Credit Agreement
Revolving Loan Principal $35,255,213
	By:	/s/ Christopher Santana
Letter of Credit Exposure	Name: Christopher Santana
$4,666,219.00	Title: Managing Principal

Term Loan Principal $110,368,634.00

THE CIT GROUP/BUSINESS CREDIT, INC, as Administrative Agent under the Senior Credit Agreement

By:
Name:
Title:

EH/TRANSEASTERN, LLC, as Borrower under the Senior Credit Agreement

By:
Name:
Title:

TE/TOUSA SENIOR LLC, as Borrower under the Senior Credit Agreement

By:
Name:
Title:

     IN WITNESS WHEREOF, the Parties hereto have duly executed and delivered this Agreement as of the date first above written.

Senior Debt	Centurion CDO 10, Ltd.,
as a Lender under the Senior Credit Agreement
Revolving Loan Principal $
	By:	/s/ Robin C. Stancil
Letter of Credit Exposure	Name: Robin C. Stancil
$	Title: Director of Operations

Term Loan Principal $2,000,000.00

THE CIT GROUP/BUSINESS CREDIT, INC, as Administrative Agent under the Senior Credit Agreement

By:
Name:
Title:

EH/TRANSEASTERN, LLC, as Borrower under the Senior Credit Agreement

By:
Name:
Title:

TE/TOUSA SENIOR LLC, as Borrower under the Senior Credit Agreement

By:
Name:
Title:

     IN WITNESS WHEREOF, the Parties hereto have duly executed and delivered this Agreement as of the date first above written.

Senior Debt	Centurion CDO XI, Ltd.,
as a Lender under the Senior Credit Agreement
Revolving Loan Principal $
	By:	/s/ Robin C. Stancil
Letter of Credit Exposure	Name: Robin C. Stancil
$	Title: Director of Operations

Term Loan Principal $2,000,000.00

THE CIT GROUP/BUSINESS CREDIT, INC, as Administrative Agent under the Senior Credit Agreement

By:
Name:
Title:

EH/TRANSEASTERN, LLC, as Borrower under the Senior Credit Agreement

By:
Name:
Title:

TE/TOUSA SENIOR LLC, as Borrower under the Senior Credit Agreement

By:
Name:
Title:

     IN WITNESS WHEREOF, the Parties hereto have duly executed and delivered this Agreement as of the date first above written.

Senior Debt	Centurion CDO 8, Limited,
as a Lender under the Senior Credit Agreement
Revolving Loan Principal $
	By:	/s/ Robin C. Stancil
Letter of Credit Exposure	Name: Robin C. Stancil
$	Title: Director of Operations

Term Loan Principal $2,170,000.00

THE CIT GROUP/BUSINESS CREDIT, INC, as Administrative Agent under the Senior Credit Agreement

By:
Name:
Title:

EH/TRANSEASTERN, LLC, as Borrower under the Senior Credit Agreement

By:
Name:
Title:

TE/TOUSA SENIOR LLC, as Borrower under the Senior Credit Agreement

By:
Name:
Title:

     IN WITNESS WHEREOF, the Parties hereto have duly executed and delivered this Agreement as of the date first above written.

Senior Debt	Centurion CDO 9, Ltd.,
as a Lender under the Senior Credit Agreement
Revolving Loan Principal $
	By:	/s/ Robin C. Stancil
Letter of Credit Exposure	Name: Robin C. Stancil
$	Title: Director of Operations

Term Loan Principal $2,900,000.00

THE CIT GROUP/BUSINESS CREDIT, INC, as Administrative Agent under the Senior Credit Agreement

By:
Name:
Title:

EH/TRANSEASTERN, LLC, as Borrower under the Senior Credit Agreement

By:
Name:
Title:

TE/TOUSA SENIOR LLC, as Borrower under the Senior Credit Agreement

By:
Name:
Title:

     IN WITNESS WHEREOF, the Parties hereto have duly executed and delivered this Agreement as of the date first above written.

Senior Debt	Centurion CDO II, Ltd.,
as a Lender under the Senior Credit Agreement
Revolving Loan Principal $
	By:	/s/ Robin C. Stancil
Letter of Credit Exposure	Name: Robin C. Stancil
$	Title: Director of Operations

Term Loan Principal $2,000,000.00

THE CIT GROUP/BUSINESS CREDIT, INC, as Administrative Agent under the Senior Credit Agreement

By:
Name:
Title:

EH/TRANSEASTERN, LLC, as Borrower under the Senior Credit Agreement

By:
Name:
Title:

TE/TOUSA SENIOR LLC, as Borrower under the Senior Credit Agreement

By:
Name:
Title:

     IN WITNESS WHEREOF, the Parties hereto have duly executed and delivered this Agreement as of the date first above written.

Senior Debt	Centurion CDO VI, Ltd.,
as a Lender under the Senior Credit Agreement
Revolving Loan Principal $
	By:	/s/ Robin C. Stancil
Letter of Credit Exposure	Name: Robin C. Stancil
$	Title: Director of Operations

Term Loan Principal $1,450,000.00

THE CIT GROUP/BUSINESS CREDIT, INC, as Administrative Agent under the Senior Credit Agreement

By:
Name:
Title:

EH/TRANSEASTERN, LLC, as Borrower under the Senior Credit Agreement

By:
Name:
Title:

TE/TOUSA SENIOR LLC, as Borrower under the Senior Credit Agreement

By:
Name:
Title:

     IN WITNESS WHEREOF, the Parties hereto have duly executed and delivered this Agreement as of the date first above written.

Senior Debt	Sequils-Centurion V, Ltd.,
as a Lender under the Senior Credit Agreement
Revolving Loan Principal $
	By:	/s/ Robin C. Stancil
Letter of Credit Exposure	Name: Robin C. Stancil
$	Title: Director of Operations

Term Loan Principal $4,500,000.00

THE CIT GROUP/BUSINESS CREDIT, INC, as Administrative Agent under the Senior Credit Agreement

By:
Name:
Title:

EH/TRANSEASTERN, LLC, as Borrower under the Senior Credit Agreement

By:
Name:
Title:

TE/TOUSA SENIOR LLC, as Borrower under the Senior Credit Agreement

By:
Name:
Title:

     IN WITNESS WHEREOF, the Parties hereto have duly executed and delivered this Agreement as of the date first above written.

Senior Debt	Centurion CDO VII, Ltd.,
as a Lender under the Senior Credit Agreement
Revolving Loan Principal $
	By:	/s/ Robin C. Stancil
Letter of Credit Exposure	Name: Robin C. Stancil
$	Title: Director of Operations

Term Loan Principal $3,980,000.00

THE CIT GROUP/BUSINESS CREDIT, INC, as Administrative Agent under the Senior Credit Agreement

By:
Name:
Title:

EH/TRANSEASTERN, LLC, as Borrower under the Senior Credit Agreement

By:
Name:
Title:

TE/TOUSA SENIOR LLC, as Borrower under the Senior Credit Agreement

By:
Name:
Title:

     IN WITNESS WHEREOF, the Parties hereto have duly executed and delivered this Agreement as of the date first above written.

Senior Debt	RiverSource Floating Rate Fund,
as a Lender under the Senior Credit Agreement
Revolving Loan Principal $
	By:	/s/ Robin C. Stancil
Letter of Credit Exposure	Name: Robin C. Stancil
$	Title: Director of Operations

Term Loan Principal $1,000,000.00

THE CIT GROUP/BUSINESS CREDIT, INC, as Administrative Agent under the Senior Credit Agreement

By:
Name:
Title:

EH/TRANSEASTERN, LLC, as Borrower under the Senior Credit Agreement

By:
Name:
Title:

TE/TOUSA SENIOR LLC, as Borrower under the Senior Credit Agreement

By:
Name:
Title:

     IN WITNESS WHEREOF, the Parties hereto have duly executed and delivered this Agreement as of the date first above written.

Senior Debt	Van Kampen Senior Loan Fund,
as a Lender under the Senior Credit Agreement
Revolving Loan Principal $2,037,957.50
	By:	/s/ Robert P. Drobny
Letter of Credit Exposure	Name: Robert P. Drobny
$462,042.50	Title: Vice President

Term Loan Principal $1,000,000.00

THE CIT GROUP/BUSINESS CREDIT, INC, as Administrative Agent under the Senior Credit Agreement

By:
Name:
Title:

EH/TRANSEASTERN, LLC, as Borrower under the Senior Credit Agreement

By:
Name:
Title:

TE/TOUSA SENIOR LLC, as Borrower under the Senior Credit Agreement

By:
Name:
Title:

     IN WITNESS WHEREOF, the Parties hereto have duly executed and delivered this Agreement as of the date first above written.

Senior Debt	Van Kampen Dynamic Credit Opportunities Fund, as a Lender under the Senior Credit Agreement
Revolving Loan Principal $
	By:	/s/ Christina Jamieson
Letter of Credit Exposure	Name: Christina Jamieson
$	Title:

Term Loan Principal $1,000,000.00

THE CIT GROUP/BUSINESS CREDIT, INC, as Administrative Agent under the Senior Credit Agreement

By:
Name:
Title:

EH/TRANSEASTERN, LLC, as Borrower under the Senior Credit Agreement

By:
Name:
Title:

TE/TOUSA SENIOR LLC, as Borrower under the Senior Credit Agreement

By:
Name:
Title:

     IN WITNESS WHEREOF, the Parties hereto have duly executed and delivered this Agreement as of the date first above written.

Senior Debt	Van Kampen Senior Income Trust,
as a Lender under the Senior Credit Agreement
Revolving Loan Principal $2,037,957.50
	By:	/s/ Robert P. Drobny
Letter of Credit Exposure	Name: Robert P. Drobny
$462,042.50	Title: Vice President

Term Loan Principal $1,000,000.00

THE CIT GROUP/BUSINESS CREDIT, INC, as Administrative Agent under the Senior Credit Agreement

By:
Name:
Title:

EH/TRANSEASTERN, LLC, as Borrower under the Senior Credit Agreement

By:
Name:
Title:

TE/TOUSA SENIOR LLC, as Borrower under the Senior Credit Agreement

By:
Name:
Title:

     IN WITNESS WHEREOF, the Parties hereto have duly executed and delivered this Agreement as of the date first above written.

Senior Debt	The Foothills Group, Inc.,
as a Lender under the Senior Credit Agreement
Revolving Loan Principal $
	By:	/s/ Dennis R. Ascher
Letter of Credit Exposure	Name: Dennis R. Ascher
$	Title: Senior Vice President

Term Loan Principal $10,000,000.00

THE CIT GROUP/BUSINESS CREDIT, INC, as Administrative Agent under the Senior Credit Agreement

By:
Name:
Title:

EH/TRANSEASTERN, LLC, as Borrower under the Senior Credit Agreement

By:
Name:
Title:

TE/TOUSA SENIOR LLC, as Borrower under the Senior Credit Agreement

By:
Name:
Title:

     IN WITNESS WHEREOF, the Parties hereto have duly executed and delivered this Agreement as of the date first above written.

Senior Debt	,
as a Lender under the Senior Credit Agreement
Revolving Loan Principal $
By:
Letter of Credit Exposure	Name:
$	Title:

Term Loan Principal $

THE CIT GROUP/BUSINESS CREDIT, INC, as Administrative Agent under the Senior Credit Agreement

By:	/s/ Jerome Sanzo
Name: Jerome Sanzo
Title: Managing Director

EH/TRANSEASTERN, LLC, as Borrower under the Senior Credit Agreement

By:
Name:
Title:

TE/TOUSA SENIOR LLC, as Borrower under the Senior Credit Agreement

By:
Name:
Title:

     IN WITNESS WHEREOF, the Parties hereto have duly executed and delivered this Agreement as of the date first above written.

Senior Debt	,
as a Lender under the Senior Credit Agreement
Revolving Loan Principal $
By:
Letter of Credit Exposure	Name:
$	Title:

Term Loan Principal $

THE CIT GROUP/BUSINESS CREDIT, INC, as Administrative Agent under the Senior Credit Agreement

By:
Name:
Title:

EH/TRANSEASTERN, LLC, as Borrower under the Senior Credit Agreement

By:	/s/ Sorana Georgescu
Name: Sorana Georgescu
Title: Vice President and Secretary

TE/TOUSA SENIOR LLC, as Borrower under the Senior Credit Agreement

By:	/s/ Sorana Georgescu
Name: Sorana Georgescu
Title: Secretary

TOUSA, INC. f/k/a Technical Olympic USA, Inc., as a Transaction Party under the Senior Credit Agreement

By:	/s/ Paul Berkowitz
Name: Paul Berkowitz
Title: Executive Vice President

TOUSA HOMES, L.P., as a Transaction Party under the Senior Credit Agreement

By:	/s/ Paul Berkowitz
Name: Paul Berkowitz
Title: Executive Vice President

TE/TOUSA, LLC, as a Transaction Party under the Senior Credit Agreement

By:	/s/ Paul Berkowitz
Name: Paul Berkowitz
Title: Executive Vice President

TE/TOUSA MEZZANINE TWO, LLC, as a Transaction Party under the Senior Credit Agreement

By:	/s/ Paul Berkowitz
Name: Paul Berkowitz
Title: Executive Vice President

TE/TOUSA MEZZANINE, LLC, as a Transaction Party under the Senior Credit Agreement

By:	/s/ Paul Berkowitz
Name: Paul Berkowitz
Title: Executive Vice President

ANNEX A
[Form of Pay-Off Letter]